SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 24, 2005

                             PROVIDENT BANCORP, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     0-25233                     80-0091851
-----------------------------    ---------------------         ---------------
(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


400 Rella Boulevard, Montebello, New York                          10901
-----------------------------------------                          -----
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (845) 369-8040
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

         On February 24, 2005, stockholders of Provident Bancorp, Inc. (the "Registrant") approved the Registrant's 2004 Stock Incentive Plan (the "Stock Incentive Plan"). A description of the Stock Incentive Plan is included in "Proposal II - Approval of the 2004 Stock Incentive Plan" of the Registrant's Definitive Proxy Statement for its 2005 Annual Meeting, as filed with the Securities and Exchange Commission (the "SEC") on January 19, 2005, and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits.


     Exhibit No.                   Description
     -----------                   -----------

         10 Provident Bancorp, Inc. 2004 Stock Incentive Plan (incorporated by reference to Appendix A of the Registrant's Definitive Proxy Statement for the 2005 Annual Meeting of Stockholders (File No. 0-25233), as filed with the SEC on January 19, 2005).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                PROVIDENT BANCORP, INC.



DATE: February 25, 2005                    By: /s/ Paul A. Maisch
                                                --------------------------------
                                                Paul A. Maisch
                                                Senior Vice President and Chief
                                                Financial Officer

                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

     Exhibit No.                        Description
     -----------                        -----------

         10 Provident Bancorp, Inc. 2004 Stock Incentive Plan (incorporated by reference to Appendix A of the Registrant's Definitive Proxy Statement for the 2005 Annual Meeting of Stockholders (File No. 0-25233), as filed with the Securities and Exchange Commission on January 19, 2005).